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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2000

                         AMERITRADE HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)



           Delaware                  0-22163                   47-0642657
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(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)



        4211 South 102nd Street
            Omaha, Nebraska                                       68127
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 402-331-7856

                                 Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On August 7, 2000, Ameritrade Holding Corporation issued the press release attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press release of Ameritrade Holding Corporation issued August 7, 2000.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 7, 2000                           AMERITRADE HOLDING CORPORATION


                                             By: /s/ J. Peter Ricketts
                                                --------------------------------
                                                     J. Peter Ricketts
                                                     Vice President


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION OF DOCUMENT

99.1      Press release of Ameritrade Holding Corporation issued August 7, 2000.